Exhibit 99.1 ABS Investor Presentation January 25, 2021Exhibit 99.1 ABS Investor Presentation January 25, 2021

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; the impact of the recent outbreak of a novel coronavirus (COVID-19), including on the Company’s access to liquidity and the credit risk of the Company’s finance receivable portfolio; risks associated with the Company’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with the Company’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the timing and amount of future cash dividend payments; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. The foregoing factors and others are discussed in greater detail in the Company’s filings with the SEC. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. 2Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: changes in general economic conditions, including levels of unemployment and bankruptcies; the impact of the recent outbreak of a novel coronavirus (COVID-19), including on the Company’s access to liquidity and the credit risk of the Company’s finance receivable portfolio; risks associated with the Company’s ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support its operations and initiatives; risks associated with the Company’s loan origination and servicing software system, including the risk of prolonged system outages; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including credit risk, repayment risk, and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; risks associated with the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; risks relating to the Company’s asset-backed securitization transactions; changes in interest rates; the risk that the Company’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; changes in accounting standards, rules, and interpretations, and the failure of related assumptions and estimates, including those associated with the implementation of current expected credit loss (CECL) accounting; the impact of changes in tax laws, guidance, and interpretations; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in the Company’s markets and general changes in the economy (particularly in the markets served by the Company); changes in the competitive environment in which the Company operates or a decrease in the demand for its products; the timing and amount of future cash dividend payments; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. The foregoing factors and others are discussed in greater detail in the Company’s filings with the SEC. The COVID-19 pandemic may also magnify many of these risks and uncertainties. The Company cannot guarantee future events, results, actions, levels of activity, performance, or achievements. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. 2

Company OverviewCompany Overview

Company Highlights Clear Path Forward for Sustainable Long-Term Growth Successful Abundant Differentiated Market Growth Opportunity Strategy Deep Advanced Management Credit Tools Experience Modern Infrastructure 4Company Highlights Clear Path Forward for Sustainable Long-Term Growth Successful Abundant Differentiated Market Growth Opportunity Strategy Deep Advanced Management Credit Tools Experience Modern Infrastructure 4

Company Overview • Consumer Finance Installment Lender • 30+ years of operating history • Operating subsidiaries in each state • Bricks-and-Clicks model • 368 branches in 11 States as of September 30, 2020 • $1.06 billion total portfolio size • Headquartered in Greer, SC • Operations in the Southeast, Southwest, Mid-Atlantic, and Midwest • Near-Prime to Non-Prime customer base • Parent company is a Delaware corporation • Initial Public Offering in 2012 • Listed on NYSE • Ticker symbol is “RM” 5Company Overview • Consumer Finance Installment Lender • 30+ years of operating history • Operating subsidiaries in each state • Bricks-and-Clicks model • 368 branches in 11 States as of September 30, 2020 • $1.06 billion total portfolio size • Headquartered in Greer, SC • Operations in the Southeast, Southwest, Mid-Atlantic, and Midwest • Near-Prime to Non-Prime customer base • Parent company is a Delaware corporation • Initial Public Offering in 2012 • Listed on NYSE • Ticker symbol is “RM” 5

Public Company Discipline and Transparency § Full Transparency – Public SEC Filings and Disclosures § Internal Controls – SOX controls in place since 2013 § External Audits – RSM US LLP § Internal Audit – Covers all corporate office functions and branch activities § Compliance – 16-member team with Chief Compliance Officer reporting to the Board of Directors § Enterprise Risk Management – Identifies and manages significant company risks § Cybersecurity – Guided by National Institute of Standards and Technology (NIST) framework, rd coupled with 3 party assessments 6Public Company Discipline and Transparency § Full Transparency – Public SEC Filings and Disclosures § Internal Controls – SOX controls in place since 2013 § External Audits – RSM US LLP § Internal Audit – Covers all corporate office functions and branch activities § Compliance – 16-member team with Chief Compliance Officer reporting to the Board of Directors § Enterprise Risk Management – Identifies and manages significant company risks § Cybersecurity – Guided by National Institute of Standards and Technology (NIST) framework, rd coupled with 3 party assessments 6

Operating History

REGIONAL MANAGEMENT

RM has operated successfully through multiple credit cycles

Year	Milestone
1987	RM Founded in South Carolina
2001	RM Enters Texas
2007	Private Equity Invests in RM
2009	RM Operates in 5 States (SC, TX, NC, TN, AL)
2011	RM Enters Oklahoma
2012	RM Closes Initial Public Offering and Enters NM
2013	Portfolio Reaches $500 Million in Size
2013	RM Enters GA and Private Equity Exits Ownership
2015	RM Enters Virginia
2015	RM Closes $75 Million Amortizing Loan Facility
2017	RM Closes New $150 Million Warehouse Facility
2018	RM Completes System Migration and Closes on First Securitization
2018	RM Enters Missouri and Wisconsin
2020	Rolled Out Electronic Contracting & Signature for Digital Loan Closings

Timeline years: 1987, 2001, 2007, 2009, 2011, 2012, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020

7

Deep and Tested Management Experience

REGIONAL MANAGEMENT

Rob Beck
President and CEO

- 30+ years of finance and accounting experience
- Spent 29 years at Citi, including service as COO of the US Retail Bank
- Prior to joining Regional, was EVP and COO for the Leukemia and Lymphoma Society

John Schachtel
COO

- 30+ years of consumer financial services experience
- Prior to joining Regional, was COO at OneMain Financial
- Extensive operations experience at CitiFinancial (now OneMain)

Harp Rana
CFO

- 20 years of financial services experience
- Prior to joining Regional, was Managing Director, North America Retail Bank at Citigroup
- Held additional roles in business and finance at Citi, including Head of US Retail Deposit & Lending Products

Manish Parmar
Chief Credit Risk Officer

- Nearly 20 years of credit and financial experience
- Prior to joining Regional, was Chief Credit and Analytics Officer at Conn's, Inc.
- Held several senior roles at Discover Financial Services, including Head of Consumer Credit Risk Management

Jim Ryan
Chief Marketing Officer

- 20+ years of consumer financial services experience
- Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years
- Held additional senior roles at CitiFinancial, including SVP of Operations and VP of Credit Risk

8

Experienced Board of Directors

REGIONAL MANAGEMENT

Board of Directors
(Non-Employee Directors)

Al de Molina
- Former CEO and COO of GMAC
- Former CFO of Bank of America
- Former CEO of Banc of America Securities

Steve Freiberg
- Senior Advisor to The Boston Consulting Group
- Former CEO of E*TRADE
- Former Co-Chairman/CEO of Citigroup Global Consumer Group

Mike Dunn
- Former CEO and Executive Chairman of RM
- Former Partner of Brysam Global Partners
- Former CFO of Citigroup Global Consumer Group

Carlos Palomares
- Chairman of RM's Board of Directors
- President and CEO of SMC Resources
- Former SVP of Capital One Financial Corp.
- Former COO of Citibank Latin America Consumer Bank

Maria Contreras-Sweet
- Former Administrator of U.S. Small Business Administration
- Founder of ProAmerica Bank
- Former Secretary of CA's Business, Transportation, and Housing Agency

Roel Campos
- Senior Counsel at Hughes Hubbard & Reed LLP law firm
- Practices in securities regulation and corporate governance
- Former SEC Commissioner

Jonathan Brown
- Partner with Basswood Capital Management, LLC
- Formerly at Sandelman
- Formerly at Goldman Sachs

Sandra Johnson, Ph.D.
- Founder, CEO, and CTO of Global Mobile Finance, Inc.
- Founder and CEO of SKJ Visioneering, LLC
- Former CTO for IBM Central, East and West Africa
- IBM Master Inventor

9

REGIONAL MANAGEMENT

Significant Market Opportunity to Serve the Underserved

- Approximately **80 million** Americans generally align with Regional's customer base
- **$82 billion** market opportunity – RM has less than 2% market share; significant runway for growth

$4.1 Trillion Consumer Finance Market [1]

Personal Installment Loans Account for ~$82 billion [2]


Student Loans 37%
Auto Loans 33%
Credit Cards 21%
Other 7%
Personal Installment Loans 2%

31% of US Population with FICO Between 550 & 700


300-499 4%
500-549 7%
550-599 8%
600-649 10%
650-699 13%
700-749 16%
750-799 20%
800-850 22%

[1] Sourced from Federal Reserve Bank of New York; 3Q 2019 Quarterly Report on Household Debt and Credit; excludes residential mortgage and home equity revolving credit
[2] Sourced from Equifax US National Consumer Credit Trends Report; November 2019, sourced from December 2019 publication

10

Our Typical Customer Our customer demographics… How we solve their financial needs… (1) Originations Average age Cash needs Auto-related 53 years 12% 9% Home-related 8% Debt (1) consolidation Annual income Medical 16% $45,000 6% Family event Homeownership related 12% 57% Household bills Other 23% 14% (1) Some college or advanced degree 61% (1) Sourced from Fall 2020 Customer Satisfaction Survey 11Our Typical Customer Our customer demographics… How we solve their financial needs… (1) Originations Average age Cash needs Auto-related 53 years 12% 9% Home-related 8% Debt (1) consolidation Annual income Medical 16% $45,000 6% Family event Homeownership related 12% 57% Household bills Other 23% 14% (1) Some college or advanced degree 61% (1) Sourced from Fall 2020 Customer Satisfaction Survey 11

Diversified Liquidity Profile § Long history of liquidity support from a strong group of banking partners § Diversified funding platform with a senior revolving facility, warehouse facility, and securitizations § As of Q3 2020, RM has over $500 million in unused capacity on its credit lines and $193 million in available liquidity Senior Revolver Warehouse Facility Securitizations § Size: $640 million§ Size: Up to $150 million§ Size: Successfully completed four transactions totaling $590 million § Interest Type: Floating§ Interest Type: Floating § Interest Type: Fixed § Maturity: September 2022§ Maturity: April 2022 § Maturities on Outstanding Transactions: § Lenders: Wells Fargo Bank (Agent), § Administrative Agent: Wells RMIT 2018-2 ($130 million, Jan. 2028) Bank of America, BMO Harris, First Fargo Bank RMIT 2019-1 (130 million, Nov. 2028) Tennessee, Texas Capital, Synovus, RMIT 2020-1 ($180 million, Oct. 2030) Bank United, Axos Bank§ Structuring Agent: Credit Suisse § Lenders: Qualified institutional buyers; § Collateral: Allows for the funding of § Collateral: Allows for the funding non-U.S persons Small, Large, and Retail loans of Large Loans § Facility has been upsized and renewed multiple times over the last 30 years 12Diversified Liquidity Profile § Long history of liquidity support from a strong group of banking partners § Diversified funding platform with a senior revolving facility, warehouse facility, and securitizations § As of Q3 2020, RM has over $500 million in unused capacity on its credit lines and $193 million in available liquidity Senior Revolver Warehouse Facility Securitizations § Size: $640 million§ Size: Up to $150 million§ Size: Successfully completed four transactions totaling $590 million § Interest Type: Floating§ Interest Type: Floating § Interest Type: Fixed § Maturity: September 2022§ Maturity: April 2022 § Maturities on Outstanding Transactions: § Lenders: Wells Fargo Bank (Agent), § Administrative Agent: Wells RMIT 2018-2 ($130 million, Jan. 2028) Bank of America, BMO Harris, First Fargo Bank RMIT 2019-1 (130 million, Nov. 2028) Tennessee, Texas Capital, Synovus, RMIT 2020-1 ($180 million, Oct. 2030) Bank United, Axos Bank§ Structuring Agent: Credit Suisse § Lenders: Qualified institutional buyers; § Collateral: Allows for the funding of § Collateral: Allows for the funding non-U.S persons Small, Large, and Retail loans of Large Loans § Facility has been upsized and renewed multiple times over the last 30 years 12

Origination Channels and Branch Network Origination Channels and Branch Network

Omni-Channel Originations Provide Market Opportunities

REGIONAL MANAGEMENT

- Branches are the foundation of Regional's multi-channel strategy.
- Mail campaigns attract approximately 100,000 new customers per year to Regional.
- Regional continues to expand digital channel / online lending capabilities to acquire customers.

Branch Originated [1]

$202.3MM


REGIONAL FINANCE

Small Branch Originated Loans (368 branches as of September 30, 2020)

$343.0MM


REGIONAL FINANCE

Large Branch Originated Loans (368 branches as of September 30, 2020)

Non-Branch Originated [1]

Retailers

$7.3MM



Furniture and Appliance Retailers (Relationships with approx. 600 retailers)

Mail

$133.6MM



Convenience Check Loans

Web

$23.3MM



Digital Lead Generation / Partnership Affiliates

Regional Branch Network Supports All Origination Channels

Personal Relationships with Customers

(1) YTD Origination Volume as of September 30, 2020

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Multi-Product Offering Fits Customer Needs

- Product suite provides multiple solutions for customers as their credit needs evolve
- Easy-to-understand products based on credit underwriting and ability to repay
- Ability to cost-effectively "graduate" qualified small loan customers to larger loans at reduced rates

	Small	Large	Retail
Customer Need	▪ Short-term cash needs ▪ Bill payment ▪ Back-to-school expenses ▪ Auto repair	▪ Loan consolidation ▪ Medical expenses ▪ Home repairs	▪ Home furnishings ▪ Appliances ▪ Televisions and electronics
Size [(a)]	Range: $500 to $2,500 Average: ~$2,000	Range: $2,501 to $12,000 Average: ~$5,400	Range: Up to $7,500 Average: ~$2,100
Term	Up to 48 months	18 to 60 months	6 to 48 months
Security	Title to a vehicle and/or non-essential household goods	Title to a vehicle and/or non-essential household goods	Purchased goods (e.g. furniture)
Net Finance Receivables [(b)]	$382.8 million	$655.9 million	$15.9 million
# of Loans [(b)]	~247,000	~138,000	~12,000
Average APR [(c)]	41.7%	29.9%	21.7%

(a) Represents the average origination loan size (new and renewal) as of September 30, 2020
(b) As of September 30, 2020
(c) Fixed interest rates; represents average portfolio APR as of September 30, 2020

Note: Product offering table excludes $4.9 million auto portfolio (as of September 30, 2020), as the Company is no longer originating auto loans. Checks are included in Small and Large.

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Hybrid Approach to Growth § Multiple channels and products provide attractive market opportunities - Most loans serviced and collected through branches - Late-stage delinquencies collected through centralized collections group § Most branches with significant capacity to increase size of their portfolios (1) Ending Net Finance Receivables Per Branch Geographic Footprint $3,500 Date of 3,097 Entry: 2,981 2,879 $3,000 2,650 SC: 1987 11 2,439 $2,500 TX: 2001 2,151 NC: 2004 $2,000 17 19 TN: 2007 23 24 36 $1,500 15 AL: 2009 60 46 9 OK: 2011 108 $1,000 NM: 2012 $500 GA: 2013 VA: 2015 $- Current States of Operation MO: 2018 2016 2017 2018 2019 3Q 19 3Q 20 Attractive States for Expansion WI: 2018 (1) As of September 30, 2020 16 in thousandsHybrid Approach to Growth § Multiple channels and products provide attractive market opportunities - Most loans serviced and collected through branches - Late-stage delinquencies collected through centralized collections group § Most branches with significant capacity to increase size of their portfolios (1) Ending Net Finance Receivables Per Branch Geographic Footprint $3,500 Date of 3,097 Entry: 2,981 2,879 $3,000 2,650 SC: 1987 11 2,439 $2,500 TX: 2001 2,151 NC: 2004 $2,000 17 19 TN: 2007 23 24 36 $1,500 15 AL: 2009 60 46 9 OK: 2011 108 $1,000 NM: 2012 $500 GA: 2013 VA: 2015 $- Current States of Operation MO: 2018 2016 2017 2018 2019 3Q 19 3Q 20 Attractive States for Expansion WI: 2018 (1) As of September 30, 2020 16 in thousands

Branch Oversight and Audits Risk-Based Yearly Audits by Required Internal Audit Training Department Program Detailed Policy and Monthly Branch Self- Procedure Manuals Assessments Monthly Incentive Program Monitoring of Based on Delinquency, Critical Profitability & Growth Analytics Detailed Supervisory Visits at Least 2 Times per Year by District Supervisors 17Branch Oversight and Audits Risk-Based Yearly Audits by Required Internal Audit Training Department Program Detailed Policy and Monthly Branch Self- Procedure Manuals Assessments Monthly Incentive Program Monitoring of Based on Delinquency, Critical Profitability & Growth Analytics Detailed Supervisory Visits at Least 2 Times per Year by District Supervisors 17

UnderwritingUnderwriting

Robust Loan Approval Process § Custom automated decision engine used to determine if customer qualifies for product offerings § Product offering is based on risk profile of customer and their ability to repay § Credit exceptions are administered by central underwriting team Determine Review of Collateral to Customer Secure Loan Financials Review Credit Underwriting Custom Exceptions Credit / Home Application Initial Decision Sent to Underwriting Office Process Decision Engine Home Office Process Credit Credit Book New Loan Final Decision Underwriting Decision Send to Branch 19Robust Loan Approval Process § Custom automated decision engine used to determine if customer qualifies for product offerings § Product offering is based on risk profile of customer and their ability to repay § Credit exceptions are administered by central underwriting team Determine Review of Collateral to Customer Secure Loan Financials Review Credit Underwriting Custom Exceptions Credit / Home Application Initial Decision Sent to Underwriting Office Process Decision Engine Home Office Process Credit Credit Book New Loan Final Decision Underwriting Decision Send to Branch 19

Robust Underwriting Standards Collateral Verifications •Identity •Soft Secured Loans (Personal Property) •Employment •Hard Secured (Titled Assets) •Income •Unsecured Credit Scoring Repayment Ability •Diverse data attributes •Debt to Income Calculation •Review of credit bureau •Minimum Annual Income information Requirement •Implementation of custom •Lend only against a portion scorecards in 2018 of gross income 20Robust Underwriting Standards Collateral Verifications •Identity •Soft Secured Loans (Personal Property) •Employment •Hard Secured (Titled Assets) •Income •Unsecured Credit Scoring Repayment Ability •Diverse data attributes •Debt to Income Calculation •Review of credit bureau •Minimum Annual Income information Requirement •Implementation of custom •Lend only against a portion scorecards in 2018 of gross income 20

Origination Characteristics Origination Characteristics

<=36% Portfolio Breakdown As of 9/30: $900 • Large: 66% $800 • Small: 19% $700 • Checks: 15% $600 $500 $400 $300 $200 $100 $0 Large Branch Small Branch Checks 80% of RM Total Portfolio is <=36% APR as of Q3 2020 22 In Millions<=36% Portfolio Breakdown As of 9/30: $900 • Large: 66% $800 • Small: 19% $700 • Checks: 15% $600 $500 $400 $300 $200 $100 $0 Large Branch Small Branch Checks 80% of RM Total Portfolio is <=36% APR as of Q3 2020 22 In Millions

<=36% Origination Metrics by Product FICO Original Term 680 50 45 660 40 640 35 620 30 25 600 20 580 15 560 Large WA Original Term Check WA Original Term Large WA FICO Check WA FICO Small WA FICO Small WA Original Term APR Monthly Payment 225 35 200 33 175 150 31 125 29 100 27 75 25 Large Avg. Monthly Pmt Check Avg. Monthly Pmt Large WA APR Check WA APR Small WA APR Small Avg. Monthly Pmt 23<=36% Origination Metrics by Product FICO Original Term 680 50 45 660 40 640 35 620 30 25 600 20 580 15 560 Large WA Original Term Check WA Original Term Large WA FICO Check WA FICO Small WA FICO Small WA Original Term APR Monthly Payment 225 35 200 33 175 150 31 125 29 100 27 75 25 Large Avg. Monthly Pmt Check Avg. Monthly Pmt Large WA APR Check WA APR Small WA APR Small Avg. Monthly Pmt 23

Competitor Pool Comparisons

	Collateral Characteristics				
Transaction	Indicative RMIT Pool	REPS 2020-A	LFT 2020-2	OMFIT 2020-2	MFIT 2020-A
Pool Size	$260,417,053	$214,980,695	$292,869,396	$1,052,633,250	$274,726,493
Number of Contracts	73,788	41,556	52,819	140,692	79,039
Avg. Principal Balance	$3,529	$5,173	$5,545	$7,482	$3,476
Pool Characteristics (WA by $)					
Coupon	30.46%	27.82%	25.94%	26.90%	26.51%
Original Term (months)	41 months	39 months	49 months	57 months	40 months
Remaining Term (months)	35 months	30 months	45 months	47 months	35 months
FICO Score	637	628	617*	626	631
Collateral Type					
% Hard Secured	1.21%	16.20%	65.22%	44.92%	34.03%
% Soft Secured	83.58%	71.50%	24.54%	0.00%	60.16%
% Unsecured(1)	15.21%	12.30%	10.24%	55.08%	5.81%
Top 3 State Concentration					
	TX (34.5%)	LA (19.1%)	NC (13.5%)	TX (7.9%)	PA (11.9%)
	NC (23.5%)	MS (17.3%)	GA (12.7%)	CA (6.9%)	FL (10.1%)
	SC (12.0%)	TX (16.8%)	CA (10.1%)	PA (6.5%)	TN (8.5%)
DBRS CNL Proxy	[TBD]	15.5%	10.8%	11.5%	N/A
S&P CNL Proxy	[TBD]	N/A	17.8%	12.4%	20.9%
Kroll CNL Proxy	N/A	N/A	N/A	10.60%	13.40%

*Beacon score

(1) Unsecured loans are loans that are not secured by any titled collateral, and include direct checks.

Source: Rating Agency Presales and Offering Documents.

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Historical Credit Performance Historical Credit Performance

<=36% Portfolio Trends (Small, Large, Check) 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Gross Loss % 60+ Delinquency % All quarter end values are annualized for losses Note: Gross loss numbers do not include benefit of non-file payments 26<=36% Portfolio Trends (Small, Large, Check) 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% Gross Loss % 60+ Delinquency % All quarter end values are annualized for losses Note: Gross loss numbers do not include benefit of non-file payments 26

Vintage Gross Loss Curves – Large Loans Note: Gross loss numbers do not include benefit of non-file payments 27Vintage Gross Loss Curves – Large Loans Note: Gross loss numbers do not include benefit of non-file payments 27

Vintage Gross Loss Curves – Small Loans Note: Gross loss numbers do not include benefit of non-file payments 28Vintage Gross Loss Curves – Small Loans Note: Gross loss numbers do not include benefit of non-file payments 28

Vintage Gross Loss Curves – Checks Note: Gross loss numbers do not include benefit of non-file payments 29Vintage Gross Loss Curves – Checks Note: Gross loss numbers do not include benefit of non-file payments 29

RMC 30+ Delinquency Trend 30RMC 30+ Delinquency Trend 30

Historical Loss and Delinquency Peer Comparison Cumulative Net Loss • As seen in the following graphs, Regional’s term ABS transactions have performed in line with its branch-based 20% competitors on a cumulative net loss and delinquency 18% basis. 16% 14% 12% 10% 8% 6% 4% 2% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 RMIT 2018-1 RMIT 2018-2 RMIT 2019-1 RMIT 2020-1 OMFIT 2018-1 OMFIT 2018-2 OMFIT 2019-1 OMFIT 2019-2 OMFIT 2020-1 OMIT 2020-2 REPS 2019-A REPS 2020-A LFT 2018-1 LFT 2018-2 LFT 2019-1 LFT 2019-2 MFIT 2018-A MFIT 2019-A MFIT 2020-A % Delinquencies 30+ Days % Delinquencies 60+ Days 10% 10% 9% 9% 8% 8% 7% 7% 6% 6% 5% 5% 4% 4% 3% 3% 2% 2% 1% 1% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 RMIT 2018-1 RMIT 2018-2 RMIT 2019-1 RMIT 2020-1 OMFIT 2018-1 RMIT 2018-1 RMIT 2018-2 RMIT 2019-1 RMIT 2020-1 OMFIT 2018-1 OMFIT 2018-2 OMFIT 2019-1 OMFIT 2019-2 OMFIT 2020-1 OMIT 2020-2 OMFIT 2018-2 OMFIT 2019-1 OMFIT 2019-2 OMFIT 2020-1 OMIT 2020-2 REPS 2019-A REPS 2020-A LFT 2018-1 LFT 2018-2 LFT 2019-1 REPS 2019-A REPS 2020-A LFT 2018-1 LFT 2018-2 LFT 2019-1 LFT 2019-2 MFIT 2018-A MFIT 2019-A MFIT 2020-A LFT 2019-2 MFIT 2018-A MFIT 2019-A MFIT 2020-A Source: Intex as of 1/15/2021. 31Historical Loss and Delinquency Peer Comparison Cumulative Net Loss • As seen in the following graphs, Regional’s term ABS transactions have performed in line with its branch-based 20% competitors on a cumulative net loss and delinquency 18% basis. 16% 14% 12% 10% 8% 6% 4% 2% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 RMIT 2018-1 RMIT 2018-2 RMIT 2019-1 RMIT 2020-1 OMFIT 2018-1 OMFIT 2018-2 OMFIT 2019-1 OMFIT 2019-2 OMFIT 2020-1 OMIT 2020-2 REPS 2019-A REPS 2020-A LFT 2018-1 LFT 2018-2 LFT 2019-1 LFT 2019-2 MFIT 2018-A MFIT 2019-A MFIT 2020-A % Delinquencies 30+ Days % Delinquencies 60+ Days 10% 10% 9% 9% 8% 8% 7% 7% 6% 6% 5% 5% 4% 4% 3% 3% 2% 2% 1% 1% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 RMIT 2018-1 RMIT 2018-2 RMIT 2019-1 RMIT 2020-1 OMFIT 2018-1 RMIT 2018-1 RMIT 2018-2 RMIT 2019-1 RMIT 2020-1 OMFIT 2018-1 OMFIT 2018-2 OMFIT 2019-1 OMFIT 2019-2 OMFIT 2020-1 OMIT 2020-2 OMFIT 2018-2 OMFIT 2019-1 OMFIT 2019-2 OMFIT 2020-1 OMIT 2020-2 REPS 2019-A REPS 2020-A LFT 2018-1 LFT 2018-2 LFT 2019-1 REPS 2019-A REPS 2020-A LFT 2018-1 LFT 2018-2 LFT 2019-1 LFT 2019-2 MFIT 2018-A MFIT 2019-A MFIT 2020-A LFT 2019-2 MFIT 2018-A MFIT 2019-A MFIT 2020-A Source: Intex as of 1/15/2021. 31

Servicing Servicing

Servicing Overview Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late-stage collections In-Branch Servicing Centralized Collections • Collection efforts primarily • Late stage co-collection support for the branches by performed in the branches centralized collectors located in the home office • High-touch relationship allows • 100% electronic payments branches to quickly anticipate and proactively resolve repayment • Bankruptcy and post-charge-off collections handled problems centrally • Combination of electronic • Qualifying charged-off accounts are sold to a third payments, cash, and checks party debt buyer 2 to 3 months after charge-off • Electronic Payments are above 70% 33Servicing Overview Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late-stage collections In-Branch Servicing Centralized Collections • Collection efforts primarily • Late stage co-collection support for the branches by performed in the branches centralized collectors located in the home office • High-touch relationship allows • 100% electronic payments branches to quickly anticipate and proactively resolve repayment • Bankruptcy and post-charge-off collections handled problems centrally • Combination of electronic • Qualifying charged-off accounts are sold to a third payments, cash, and checks party debt buyer 2 to 3 months after charge-off • Electronic Payments are above 70% 33

Loss Mitigation / Borrower Assistance Tools § Tools are designed to lower overall loss in the portfolio by helping qualified customers § These programs are targeted toward helping customers navigate through short term cash flow issues Renewal Balance Only Deferral (Delinquent Renewal) § Refinance of previous loan similar to a § Utilized for customers with short term / renewal temporary hardships § Provides assistance to customers that are § Allows customer to defer their monthly payment experiencing short term financial which solves immediate cash flow concerns hardships and cash flow issues § Standard Policy: No more than 2 in a rolling 12 § Policy: Max of 1 per 6 months months. Generally a payment is required. 34Loss Mitigation / Borrower Assistance Tools § Tools are designed to lower overall loss in the portfolio by helping qualified customers § These programs are targeted toward helping customers navigate through short term cash flow issues Renewal Balance Only Deferral (Delinquent Renewal) § Refinance of previous loan similar to a § Utilized for customers with short term / renewal temporary hardships § Provides assistance to customers that are § Allows customer to defer their monthly payment experiencing short term financial which solves immediate cash flow concerns hardships and cash flow issues § Standard Policy: No more than 2 in a rolling 12 § Policy: Max of 1 per 6 months months. Generally a payment is required. 34

Payment Channel Mix

Electronic Payments


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Mar-2018
May-2018
Jul-2018
Sep-2018
Nov-2018
Jan-2019
Mar-2019
May-2019
Jul-2019
Sep-2019
Nov-2019
Jan-2020
Mar-2020
May-2020
Jul-2020
Sep-2020
% Electronic Payments

In Branch Payments


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Mar-2018
May-2018
Jul-2018
Sep-2018
Nov-2018
Jan-2019
Mar-2019
May-2019
Jul-2019
Sep-2019
Nov-2019
Jan-2020
Mar-2020
May-2020
Jul-2020
Sep-2020
In Branch

Recurring Payments


14%
12%
10%
8%
6%
4%
2%
0%
Jun-2019
Jul-2019
Aug-2019
Sep-2019
Oct-2019
Nov-2019
Dec-2019
Jan-2020
Feb-2020
Mar-2020
Apr-2020
May-2020
Jun-2020
Jul-2020
Aug-2020
Sep-2020
Recurring

Increased Payment Channel Options

- Steady increase in electronic payments
- Contributing to less In branch payments
- And increasing recurring payments
- Adding convenience to our customers
- Reducing risk of decentralized network to securitization investors

35

Financial Performance Financial Performance

($ in millions) ($ in millions) Historical Financial Performance Net Income $50 $44.7 $45 $40 $35.3 $35 $30.0 $30 $24.0 • Recent earnings $23.4 $25 $20 growth driven by $14.8 $15 combination of $10 volume-related $5 revenue growth $0 and normalized 2014 2015 2016 2017 2018 2019 credit losses Total Revenue • Receivables and $400 revenue have $355.7 $350 grown in parallel $306.7 $300 $272.5 $250 $240.5 $217.3 $204.7 $200 $150 $100 $50 $0 2014 2015 2016 2017 2018 2019 37($ in millions) ($ in millions) Historical Financial Performance Net Income $50 $44.7 $45 $40 $35.3 $35 $30.0 $30 $24.0 • Recent earnings $23.4 $25 $20 growth driven by $14.8 $15 combination of $10 volume-related $5 revenue growth $0 and normalized 2014 2015 2016 2017 2018 2019 credit losses Total Revenue • Receivables and $400 revenue have $355.7 $350 grown in parallel $306.7 $300 $272.5 $250 $240.5 $217.3 $204.7 $200 $150 $100 $50 $0 2014 2015 2016 2017 2018 2019 37

Consolidated Income Statements

in thousands	3Q 20	3Q 19	2019	2018	2017	2016
Revenue						
Interest and fee income	$ 81,306	$ 83,089	$ 321,169	$ 280,121	$ 249,034	$ 220,963
Insurance income, net	6,861	5,087	20,817	14,793	13,061	9,456
Other income	2,371	3,531	13,727	11,792	10,364	10,099
Total revenue	90,538	91,707	355,713	306,706	272,459	240,518
Expenses						
Provision for credit losses	22,089	24,515	99,611	87,056	77,339	63,014
Personnel	26,207	23,791	94,000	84,068	75,992	68,979
Occupancy	6,851	6,367	24,618	22,519	21,530	20,059
Marketing	3,249	2,397	8,206	7,745	7,128	6,837
Other	7,447	7,612	30,160	25,952	26,305	22,757
Total general and administrative	43,754	40,167	156,984	140,284	130,955	118,632
Interest expense	9,300	10,348	40,125	33,464	23,908	19,924
Income before income taxes	15,395	16,677	58,993	45,902	40,257	38,948
Income taxes	4,157	4,105	14,261	10,557	10,294	14,917
Net income	**$ 11,238**	**$ 12,572**	**$ 44,732**	**$ 35,345**	**$ 29,963**	**$ 24,031**

38

Consolidated Balance Sheets

REGIONAL MANAGEMENT

in thousands	3Q 20	3Q 19	2019	2018	2017	2016
Cash	$ 4,292	$ 2,044	$ 2,263	$ 3,657	$ 5,230	$ 4,446
Net finance receivables	1,059,554	1,067,086	1,133,404	951,183	834,045	729,161
Unearned insurance premiums	(30,024)	(24,900)	(28,591)	(18,940)	(16,582)	(11,386)
Allowance for credit losses*	(144,000)	(60,900)	(62,200)	(58,300)	(48,910)	(41,250)
Net finance receivables, less unearned insurance premiums and allowance for credit losses	885,530	981,286	1,042,613	873,943	768,553	676,525
Restricted cash	58,219	43,659	54,164	46,484	16,787	8,297
Lease assets	27,855	25,688	26,438	-	-	-
Property and equipment	15,054	14,512	15,301	13,926	12,294	11,693
Intangible assets	8,677	9,574	9,438	10,010	10,607	6,448
Deferred tax asset	22,960	1,445	619	-	-	33
Other assets	14,972	7,964	7,704	8,375	16,012	4,782
Total assets	$ 1,037,559	$ 1,086,172	$ 1,158,540	$ 956,395	$ 829,483	$ 712,224
Long-term debt	$ 700,139	$ 743,835	$ 808,218	$ 660,507	$ 571,496	$ 491,678
Unamortized debt issuance costs	(8,603)	(7,828)	(9,607)	(9,158)	(4,950)	(2,152)
Net long-term debt	691,536	736,007	798,611	651,349	566,546	489,526
Accounts payable and accrued expenses	43,576	25,764	28,676	25,138	18,565	15,223
Lease liabilities	29,983	27,714	28,470	-	-	-
Deferred tax liability	-	-	-	747	4,961	-
Total liabilities	765,095	789,485	855,757	677,234	590,072	504,749
Common stock	1,382	1,351	1,350	1,332	1,321	1,300
Additional paid-in capital	105,866	101,682	102,678	98,778	94,384	92,432
Retained earnings	215,290	233,146	248,829	204,097	168,752	138,789
Treasury stock	(50,074)	(39,492)	(50,074)	(25,046)	(25,046)	(25,046)
Total stockholders' equity*	272,464	296,687	302,783	279,161	239,411	207,475
Total liabilities and stockholders' equity	$ 1,037,559	$ 1,086,172	$ 1,158,540	$ 956,395	$ 829,483	$ 712,224

* 3Q 20 Ending Reserve includes 60.1 related to CECL reserve accounting change in 1Q 2020 and $31.9 million of incremental COVID-19 reserves

39

Significant Capacity to Absorb Losses Our balance sheet is in a strong position to absorb losses Absorption Capacity (in millions) 3Q 20 Total stockholders' equity $272.5 Allowance for credit losses $144.0 Total absorption capacity $416.5 Absorption capacity as % of net finance receivables 39.3% (1) TTM Margin (revenue less G&A and interest expense) $163.2 Additional capacity using TTM margin 15.4% Total absorption capacity with TTM margin 54.7% (2) TTM Net credit loss rate 9.5% Net finance receivables $1,059.6 (1) TTM Margin defined as total revenue of $374.4 million, less general and administrative expenses of $172.4 million and interest expense of $38.9 million from 4Q 19 through 3Q 20 (2) Net credit losses as a percentage of average net finance receivables 40Significant Capacity to Absorb Losses Our balance sheet is in a strong position to absorb losses Absorption Capacity (in millions) 3Q 20 Total stockholders' equity $272.5 Allowance for credit losses $144.0 Total absorption capacity $416.5 Absorption capacity as % of net finance receivables 39.3% (1) TTM Margin (revenue less G&A and interest expense) $163.2 Additional capacity using TTM margin 15.4% Total absorption capacity with TTM margin 54.7% (2) TTM Net credit loss rate 9.5% Net finance receivables $1,059.6 (1) TTM Margin defined as total revenue of $374.4 million, less general and administrative expenses of $172.4 million and interest expense of $38.9 million from 4Q 19 through 3Q 20 (2) Net credit losses as a percentage of average net finance receivables 40